UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2022

IGNYTE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39951	85-2448157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Fifth Avenue, 4th Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 328-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	IGNYU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	IGNY	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	IGNYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

Forward Share Purchase Agreement

On October 25, 2022, Ignyte Acquisition Corp. (the “Company” or “Ignyte”) entered into a forward share purchase agreement (the “Purchase Agreement”) with Frost Gamma Investments Trust (the “Investor”) pursuant to which, provided that the Investor holds at least 450,000 shares of the Company’s common stock (the “Shares”) as of the closing of the Company’s previously announced business combination (the “Business Combination”) with Peak Bio Co., Ltd., a corporation organized under the laws of the Republic of Korea (“Peak Bio”), the Investor may elect to sell and transfer to the combined company following the Business Combination (the “Combined Company”), and the Combined Company will purchase from the Investor, on the date that is sixty (60) days from the closing of the Business Combination, the Shares (the “Share Repurchase”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed thereto in the Purchase Agreement.

The price at which the Investor has the right to sell the Shares to the Combined Company is $10.115 per share. The Investor will notify the Combined Company in writing at least three (3) business days prior to the closing date of the Share Repurchase (the “Put Date”), specifying the number of Shares that the Combined Company will be required to purchase.

Pursuant to an escrow agreement (the “Escrow Agreement”), to be entered into by and among the Company, Continental Stock Transfer and Trust Co. (“Continental”) and the Investor, to secure its purchase obligation to the Investor, at the closing of the Business Combination, the Company will place into escrow with Continental an aggregate amount of up to $4,551,750 (the “Escrow Amount”).

The Purchase Agreement contains customary representations, warranties and covenants from the parties thereto.

In consideration for the entrance into the Purchase Agreement by the Investor, the Company will transfer 100,000 shares of the Company’s common stock held by the Company’s sponsor, Ignyte Sponsor, LLC, a Delaware limited liability company, to the Investor following the closing of the Business Combination.

The foregoing description is only a summary of the Purchase Agreement and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 25, 2022, the Company held a special meeting in lieu of the 2022 annual meeting of stockholders (the “Special Meeting”). At the Special Meeting, a total of 5,684,349 (78.0%) of the Company’s issued and outstanding shares of common stock held of record as of September 29, 2022, the record date for the Special Meeting, were present either in person (including by virtual presence online at the Special Meeting) or by proxy, which constituted a quorum. The Company’s stockholders voted on the following proposals at the Special Meeting, each of which was approved and is described in more detail in the Company’s definitive proxy statement (the “Definitive Proxy Statement”) filed with the Securities and Exchange commission (the “SEC”) on October 7, 2022. The final vote tabulation for each proposal is set forth below.

1.

Business Combination Proposal. The stockholders approved the Business Combination Agreement, dated as of April 28, 2022 (as amended, the “Business Combination Agreement”), by and among the Company, Ignyte Korea, Co., Ltd., a corporation organized under the laws of the Republic of Korea and Peak Bio, and the other transactions contemplated thereby. The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,371,993	1,312,326	30	0

2.

Charter Proposal: The stockholders approved the Company’s proposed second amended and restated certificate of incorporation (the “proposed charter”), in connection with the Business Combination. The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,284,386	1,447,405	311,255	0

3.

Nasdaq Proposal: The stockholders approved, for purposes of complying with applicable listing rules of the Nasdaq Stock Market LLC (“Nasdaq”), the issuance of more than 20% of the Company’s issued and outstanding common stock (i) pursuant to the terms of the Business Combination Agreement and (ii) in connection with the PIPE Financing (as defined in the Business Combination Agreement). The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,372,019	1,312,330	0	0

4.	Incentive Plan Proposal: The stockholders approved the Long-Term Incentive Plan (as defined in the Definitive Proxy Statement). The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,368,953	1,315,396	0	0

5.

Director Election Proposal: The stockholders approved the proposal to elect up to seven directors to serve staggered terms on the board of directors of the Company (the “Board”) until immediately following the 2023, 2024 and 2025 annual meetings of the Company’s stockholders, as applicable, and until their respective successors are duly elected and qualified. The final voting tabulation for this proposal was as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non- Votes
Hoyoung Huh	4,321,450	1,362,899	0	0
Stephen LaMond	4,321,450	1,362,899	0	0
Nevan Charles Elam	4,321,450	1,362,899	0	0
James Neal	4,321,450	1,362,899	0	0
David Rosenberg	4,321,450	1,362,899	0	0
Brad Stevens	4,321,450	1,362,899	0	0

6.

Adjournment Proposal: Because there were sufficient votes to approve each of the above proposals, and it was not otherwise deemed necessary or appropriate to adjourn the Special Meeting to a later date, Proposal No. 6, a proposal to approve the adjournment of the Special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient shares represented to constitute a quorum necessary to conduct business at the Special Meeting or for the approval of one or more proposals at the Special Meeting, was not considered.

Item 7.01	Regulation FD Disclosure.

Updates regarding proposed modifications to terms of sale of PIPE Shares

As previously announced, on April 28, 2022, we entered into subscription agreements (the “PIPE Subscription Agreements”) with certain investors, pursuant to which, among other things, we agreed to issue and sell to the investors, in private placements to close immediately prior to the closing of the Business Combinations, an aggregate of up to 1,550,000 shares of our Common Stock at $10.00 per share (the “PIPE Shares”), for an aggregate purchase price of $15,500,000. After discussions with certain of the investors who are parties to the PIPE Subscription Agreements, as well as the Company and Peak Bio, the Company proposes to modify the terms of the PIPE Subscription Agreements to provide that the PIPE investors would receive warrants for the purchase of up to an aggregate of 1,441,500 shares of our Common Stock (0.93 shares of the Company’s common stock underlying the warrants for every one (1) PIPE Share purchased), at an exercise price of $0.01 per share, in addition to the PIPE Shares. The warrants would be on terms substantially the same as the outstanding warrants that were included in the Units issued in our initial public offering, except that the new warrants would not be redeemable, and the warrants shall be exercisable for one year.

Definitive amendments to modify the terms of our PIPE Subscription Agreements have not yet been executed by the parties, and the proposed modifications remain subject to negotiation and acceptance by the PIPE investors.

The obligations of the parties to consummate the PIPE investments would remain subject to the satisfaction or waiver of all of the existing conditions for closing of the transactions contemplated by the PIPE Subscription Agreements.

It is anticipated that the closing of the Business Combinations and the PIPE investments will take place substantially concurrently, on October 31, 2021. The closing of the Business Combinations remains subject to satisfaction or waiver of the conditions to closing

The information set forth under this Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On October 27, 2022, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is attached as Exhibit 99.1.

As previously disclosed, the Company scheduled a special meeting of stockholders (the “Second Special Meeting”) on October 31, 2022 for stockholders to consider and vote on a proposal to extend the time the Company has to consummate an initial business combination from November 1, 2022, six (6) times for an additional one (1) month each time, to May 1, 2023. The Company’s management has determined to permanently adjourn and no longer hold the Second Special Meeting.

Important Information About the Business Combination and Where to Find It

In connection with the previously announced Business Combination, the Company has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) on October 7, 2022. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. The Company’s stockholders and other interested persons are advised to read, the definitive proxy statement and other documents filed in connection with the Business Combination, as these materials will contain important information about Peak Bio, the Company and the Business Combination. The definitive proxy statement and other relevant materials for the Business Combination have been mailed to stockholders of the Company as of the record date set forth in the definitive proxy statement for voting on the Business Combination. Stockholders of the Company are also able to obtain copies of the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a written request to: Ignyte Acquisition Corp., 640 Fifth Avenue, 4th Floor, New York, NY 10019.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Ignyte’s ability to enter into forward share purchase agreements or to consummate a Business Combination with Peak Bio;; and the expected timing of completion of the Business Combination. These statements are based on various assumptions and on the current expectations of Ignyte’s and Peak Bio’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Ignyte and Peak Bio. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability of the parties to enter into definitive agreements or successfully or timely consummate the Business Combination or to satisfy the other conditions to the closing of the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the Business Combination or difficulty in, or costs associated with, integrating the businesses of Ignyte and Peak Bio; the amount of redemption requests made by the Ignyte stockholders; the occurrence of events that may give rise to a right of one or both of Ignyte and Peak Bio to terminate the Business Combination; risks related to Peak Bio’s business and the timing of expected business milestones; and those factors discussed in the proxy statement, under the heading “Risk Factors,” and other documents of Ignyte filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Ignyte nor Peak Bio presently know or that Ignyte and Peak Bio currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Ignyte’s and Peak Bio’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Ignyte and Peak Bio anticipate that subsequent events and developments will cause their assessments to change. However, while Ignyte and Peak Bio may elect to update these forward-looking statements at some point in the future, Ignyte and Peak Bio specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Ignyte’s or Peak Bio’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Ignyte nor Peak Bio gives any assurance that either the Ignyte or Peak Bio, or the combined company, will achieve its expectations.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or any other matter and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, Ignyte or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Forward Share Purchase Agreement, dated as of October 25, 2022, by and among Ignyte Acquisition Corp. and Frost Gamma Investments Trust.

99.1	Press Release dated October 27, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 27, 2022	Ignyte Acquisition Corp.

	By:	/s/ David Rosenberg
	Name:	David Rosenberg
	Title:	Co-Chief Executive Officer